                                                                     EXHIBIT 3.9

        SECRETARY OF STATE
       CORPORATION SECTION               DATE: 01/24/97
JAMES K. POLK BUILDING, SUITE 1800       REQUEST NUMBER: 3277-0693
  NASHVILLE, TENNESSEE 37243-0306        TELEPHONE CONTACT: (615) 741-0537
                                         FILE DATE/TIME: 01/24/97 1054
                                         EFFECTIVE DATE/TIME: 01/24/97 1054
                                         CONTROL NUMBER: 0033914


TO:
TSIO
P.O. BOX 120598

NASHVILLE, TN 37212

RE:
 LOOMIS, FARGO & CO. OF PUERTO RICO
 CHARTER AMENDMENT


THIS WILL ACKNOWLEDGE THE FILING OF THE ATTACHED DOCUMENT WITH AN EFFECTIVE DATE AS INDICATED ABOVE.

WHEN CORRESPONDING WITH THIS OFFICE OR SUBMITTING DOCUMENTS FOR FILING, PLEASE REFER TO THE CORPORATION CONTROL NUMBER GIVEN ABOVE.

PLEASE BE ADVISED THAT THIS DOCUMENT MUST ALSO BE FILED IN THE OFFICE OF THE REGISTER OF DEEDS IN THE COUNTY WHEREIN A CORPORATION HAS ITS PRINCIPAL OFFICE IF SUCH PRINCIPAL OFFICE IS IN TENNESSEE.



================================================================================
FOR: CHARTER AMENDMENT                                         ON DATE: 01/24/97

                                                                  FEES
FROM:                                                  RECEIVED:  $10.00  $10.00
HARKAVY SHAINBERG KOSTEN & PINSTEIN, PA
SUITE 350                                        TOTAL PAYMENT RECEIVED:  $20.00
530 OAK COURT DR.
MEMPHIS, TN 38117-0000                               RECEIPT NUMBER: 00002058339
                                                     ACCOUNT NUMBER: 00000107


[SEAL OF THE STATE OF                          /s/  RILEY C. DARNELL
TENNESSEE APPEARS HERE]                        ---------------------------------
                                               RILEY C. DARNELL
                                               SECRETARY OF STATE

                     ARTICLES OF AMENDMENT TO THE CHARTER

    CORPORATE CONTROL NUMBER (IF KNOWN)                      FILING FEE: $10.00

    JANUARY 24, 1997  10:54AM
    -------------------------
    PURSUANT TO THE PROVISIONS OF SECTION 48-20-106 OF THE TENNESSEE BUSINESS
                                                           ------------------
    CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES
    ---------------
    OF AMENDMENT TO ITS CHARTER:

    PLEASE MARK THE BLOCK THAT APPLIES:

[X] AMENDMENT IS TO BE EFFECTIVE WHEN FILED BY THE SECRETARY OF STATE.

[_] AMENDMENT IS TO BE EFFECTIVE.
                                  ----------------------------------------------
                                  MONTH                    DAY              YEAR

    (NOT TO BE LATER THAN 90TH DAY AFTER THE DATE THIS DOCUMENT IS FILED.) IF NEITHER BLOCK IS CHECKED, THE AMENDMENT WILL BE EFFECTIVE AT THE TIME OF FILING.

    1.  PLEASE INSERT THE NAME OF THE CORPORATION AS IT APPEARS ON RECORD:
        WELLS FARGO ARMORED SERVICE CORPORATION OF PUERTO RICO
        IF CHANGING THE NAME, INSERT THE NEW NAME ON THE LINE BELOW:

        LOOMIS, FARGO & CO. OF PUERTO RICO
        ------------------------------------------------------------------------

    2.  PLEASE INSERT ANY CHANGES THAT APPLY:

        A.  PRINCIPAL ADDRESS:
                              --------------------------------------------------
                                               STREET ADDRESS


            --------------------------------------------------------------------
            CITY                               STATE                    ZIP CODE

        B.  REGISTERED AGENT:
                             ---------------------------------------------------

        C.  REGISTERED ADDRESS:          TN

            --------------------------------------------------------------------
            CITY                         STATE         ZIP CODE           COUNTY

        D.  OTHER CHANGES:

    3.  THE CORPORATION IS FOR PROFIT.

    4. THE MANNER (IF NOT SET FORTH IN THE AMENDMENT) FOR IMPLEMENTATION OF ANY EXCHANGE. RECLASSIFICATION, OR CANCELLATION OF ISSUED SHARES IS AS
        FOLLOWS:

    5.  THE AMENDMENT WAS DULY ADOPTED ON JANUARY 24, 1997 BY:
                                          ----------------
                                           MONTH  DAY YEAR

        (NOTE: PLEASE MARK THE BLOCK THAT APPLIES)

[_]  -  THE INCORPORATORS.

[_]  -  THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL, AS SUCH IS NOT
        REQUIRED.

[XX] -  THE SHAREHOLDERS.
                                              LOOMIS, FARGO & CO.

EXECUTIVE VICE PRESIDENT                  BY: /s/ JAMES K. JENNINGS, JR.
-------------------------------               ------------------------------
      SIGNER'S CAPACITY                                  SIGNATURE
                                              JAMES K. JENNINGS, JR.

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

(Pursuant the Sections 48-20-106 and 48-20-107 of the Tennessee Business Corporation Act)

     We, Hugh E. Sawyer and Paul L. Rathblott, President and Secretary, respectively of Wells Fargo Armored Service Corporation of Puerto Rico, a corporation existing under the laws of the State of Tennessee (the "Corporation"), do hereby certify as follows:

     1. The name of the corporation is WELLS FARGO ARMORED SERVICE CORPORATION OF PUERTO RICO.

     2. The corporation was originally incorporated under the name "Armored Service of Puerto Rico, Inc." and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Tennessee on December 31, 1955. Article I of the Certificate of Incorporation of the Corporation was thereafter amended to change the name of the Corporation to "Wells Fargo Armored Service Corporation of Puerto Rico" and a Certificate of Amendment evidencing such change of name was filed with the Secretary of State of Tennessee on December 18, 1969.

      3. This amendment to and restatement of the Certificate of Incorporation of the Corporation effected by this Certificate has been duly adopted by The Board of Directors of the Corporation, in accordance with the provisions of Sections 48-20-106 and 48-20-107 of the Tennessee Business Corporation Act (the "TBCA") in a Consent of Directors to Action Without a Meeting, dated June 23, 1992, pursuant to Section 48-18-202, and by the holder of all of the outstanding capital stock of the Corporation, pursuant to Section 48-17-104 of the TBCA.

     4. Effective the date of filing with the Secretary of State, the Corporation hereby amends and restates its Certificate of Incorporation as follows:

     FIRST: The name of the Corporation is Wells Fargo Armored Service Corporation of Puerto Rico (hereinafter called the "Corporation").

     SECOND: The address of the registered office of the Corporation in the State of Tennessee is 530 Gay Street, Knoxville, Tennessee 37902. The name of its registered agent at the address is C T Corporation System.

     THREE: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under Section 48-13-101 of the Tennessee Business Corporation Act, including but not limited to armored car services, guard, patrol, alarm and other security and transportation type services and services related to the foregoing.

     FOUR: The maximum number of shares of stock which this Corporation is authorized to have outstanding at any time is five hundred (500) shares of common stock without nominal or par value.

     FIVE: The amount of capital with which this corporation will begin business shall be One Thousand Dollars ($1,000.00); and when such amount so fixed shall have been subscribed for, all subscriptions of the stock of this Corporation shall be enforceable and it may proceed to do business in the same manner and as fully as though the maximum number of shares authorized under the provisions of the preceding section hereof shall have been subscribed for.

     SIX:  The time of existence of this Corporation shall be perpetual.

     IN WITNESS WHEREOF, we have hereunto signed our hands and affirm that the statements made herein are true under the penalties of perjury, this 23rd day of June, 1992.



                                                /s/  HUGH E. SAWYER
                                                --------------------------------
                                                     Hugh E. Sawyer
                                                     President

                                     ATTEST:    /s/   PAUL L. RATHBLOTT
                                                --------------------------------
                                                      Paul L. Rathblott
                                                      Secretary

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION


(Pursuant to Sections 48-20-106 and 48-20-107 of the Tennessee Business Corporation Act)

     We, Hugh E. Sawyer and Paul L. Rathblott, President and Secretary, respectively of Wells Fargo Armored Service Corporation of Puerto Rico, a corporation existing under the laws of the State of Tennessee (the "Corporation"), do hereby certify as follows:


     1. The name of the corporation is WELLS FARGO ARMORED SERVICE CORPORATION OF PUERTO RICO.

     2. The corporation was originally incorporated under the name "Armored Service of Puerto Rico, Inc." and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Tennessee on December 31, 1955. Article I of the Certificate of Incorporation of the Corporation was thereafter amended to change the name of the Corporation to "Wells Fargo Armored Service Corporation of Puerto Rico" and a Certificate of Amendment evidencing such change of name was filed with the Secretary of State of Tennessee on December 18, 1969.

     3. This amendment to and restatement of the Certificate of Incorporation of the Corporation effected by this Certificate has been duly adopted by The Board of Directors of the Corporation, in accordance with the provisions of Sections 48-20-106 and 48-20-107 of the Tennessee Business Corporation Act (the "TBCA") in a Consent of Directors to Action Without a Meeting, dated June 23, 1992, pursuant to Section 48-18-202, and by the holder of all of the outstanding capital stock of the Corporation, pursuant to Section 48-17-104 of the TBCA.

     4. Effective the date of filing with the Secretary of State, the Corporation hereby amends and restates its Certificate of Incorporation as follows:

     FIRST: The name of the Corporation is Wells Fargo Armored Service Corporation of Puerto Rico (hereinafter called the "Corporation").

     SECOND: The address of the registered office of the Corporation in the State of Tennessee is 530 Gay Street, Knoxville, Tennessee 37902. The name of its registered agent at that address is C T Corporation System.

     THREE: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under Section 48-13-101 of the Tennessee Business Corporation Act, including but not limited to armored car services, guard, patrol, alarm and other security and transportation type services and services related to the foregoing.

     FOUR: The maximum number of shares of stock which this Corporation is authorized to have outstanding at any time is five hundred (500) shares of common stock without nominal or par value.

     FIVE: The amount of capital with which this corporation will begin business shall be One Thousand Dollars ($1,000.00); and when such amount so fixed shall have been subscribed for, all subscriptions of the stock of this Corporation shall be enforceable and it may proceed to do business in the same manner and as fully as though the maximum number of shares authorized under the provisions of the preceding section hereof shall have been subscribed for.

     SIX:  The time of existence of this Corporation shall be perpetual.


     IN WITNESS WHEREOF, we have hereunto signed our hands and affirm that the statements made herein are true under the penalties of perjury, this 23rd day of June, 1992.


                                    /s/ HUGH E. SAWYER
                                    ------------------
                                    Hugh E. Sawyer
                                    President

                         ATTEST:    /s/ PAUL L. RATHBLOTT
                                    ---------------------
                                    Paul L. Rathblott
                                    Secretary

       Secretary of State                 ISSUANCE DATE: 07/10/1992
      Corporations Section                REQUEST NUMBER: 2501-0725
James K. Polk Building, Suite 1800
 Nashville, Tennessee 37243-0306          CHARTER/QUALIFICATION DATE: 12/31/1955
                                          STATUS: ACTIVE
                                          CORPORATE EXPIRATION DATE: PERPETUAL
                                          CONTROL NUMBER: 0033914
                                          JURISDICTION: TENNESSEE

TO:                                       REQUESTED BY:
BAKER INDUSTRIES, INC.                    BAKER INDUSTRIES, INC.
VALERIE A. LEAHY                          VALERIE A. LEAHY
1633 LITTLETON RD                         1633 LITTLETON RD
PARSIPPANY, NY 07054                      PARSIPPANY, NY 07054

I, BRYANT MILLSAPS, SECRETARY OF STATE OF THE STATE OF TENNESSEE DO HEREBY CERTIFY THAT
--------------------------------------------------------------------------------
           "WELLS FARGO ARMORED SERVICE CORPORATION OF PUERTO RICO"
--------------------------------------------------------------------------------
WAS INCORPORATED OR QUALIFIED TO DO BUSINESS IN THE STATE OF TENNESSEE ON THE ABOVE DATE, AND THAT THE ATTACHED DOCUMENT(S) WAS/WERE FILED IN OFFICE ON THE DATE(S) AS BELOW INDICATED:

REFERENCE NUMBER         DATE-FILED          FILING TYPE           FIELD CHANGED
    2501-0723             07/10/92         AMD RESTATE CHT
================================================================================
FOR: REQUEST FOR COPIES                                  ON DATE:

                                                         FEE          TAX
FROM:
                                        RECEIVED:       $0.00         $0.00

                                               TOTAL PAYMENT:         $0.00

                                              RECEIPT NUMBER:
                                              ACCOUNT NUMBER:

[SEAL OF THE STATE OF                         /s/ BRYANT MILLSAPS
TENNESSEE APPEARS HERE]                       ----------------------------------
                                              BRYANT MILLSAPS
                                              SECRETARY OF STATE